UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Vincerx Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Vincerx Pharma, Inc.

260 Sheridan Avenue, Suite 400

Palo Alto, CA 94306

(650) 800-6676

April 12, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Vincerx Pharma, Inc., which will be held at 9:00 a.m., Pacific Time, on Thursday, May 13, 2021. In light of the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the Annual Meeting by visiting https://www.cstproxy.com/vincerx/2021. We currently expect to hold an in person meeting for our 2022 annual meeting of stockholders.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote. Your shares cannot be voted unless you vote by Internet or mail, vote as instructed by your broker, or vote your shares electronically at the Annual Meeting.

We have also enclosed a copy of our 2020 Annual Report to Stockholders.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Dr. Ahmed M. Hamdy
Dr. Ahmed M. Hamdy
Chief Executive Officer and Chairman

Vincerx Pharma, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 13, 2021

To Our Stockholders:

Vincerx Pharma, Inc. will hold its 2021 Annual Meeting of Stockholders at 9:00 a.m., Pacific Time, on Thursday, May 13, 2021. In light of the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the Annual Meeting by visiting https://www.cstproxy.com/vincerx/2021.

We are holding this Annual Meeting:

•	to elect three Class I directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;

•	to approve and adopt the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan;

•	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2021; and

•	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Stockholders of record at the close of business on March 29, 2021 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

It is important that your shares be represented at this meeting. Whether or not you expect to attend the virtual Annual Meeting, please vote at your earliest convenience by following the instructions in the proxy materials you received in the mail. Please review the instructions on page 2 of the attached Proxy Statement regarding your voting options.

By order of the Board of Directors,

/s/ Dr. Ahmed M. Hamdy
Dr. Ahmed M. Hamdy
Chief Executive Officer and Chairman

Palo Alto, California

April 12, 2021

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 13, 2021.

The Proxy Statement and Annual Report are available at

https://www.cstproxy.com/vincerx/2021.

i

Vincerx Pharma, Inc.

260 Sheridan Avenue, Suite 400

Palo Alto, CA 94306

PROXY STATEMENT

Information Concerning Voting and Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Vincerx Pharma, Inc., a Delaware corporation (“we,” “us,” “our,” “Vincerx” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held virtually on Thursday, May 13, 2021 at 9:00 a.m., Pacific Time, and any adjournments or postponements thereof (the “Annual Meeting”).

Questions and Answers About

the Proxy Materials and the Annual Meeting

Why am I receiving these materials?

Our board of directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. This year’s annual meeting will be held virtually. You are invited to attend the Annual Meeting via live audio webcast to vote electronically on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by Internet or mail. Accordingly, we are sending the Proxy Statement, Annual Report and proxy card to our stockholders of record and beneficial stockholders as of March 29, 2021, which is the record date for the Annual Meeting (the “Record Date”). Stockholders are encouraged to vote and submit proxies in advance of the Annual Meeting by Internet or mail as early as possible to avoid COVID-19 related processing delays.

What proposals will be voted on at the Annual Meeting?

Four proposals will be voted on at the Annual Meeting:

•	The election of three Class I directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;

•	The approval of the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan; and

•	The ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2021.

What are the Board’s recommendations?

Our board of directors recommends that you vote:

•	“FOR” election of each of the nominees for Class I director;

•	“FOR” the approval of the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan; and

•	“FOR” ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2021.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be properly brought before the meeting. Those persons intend to vote the proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date, March 29, 2021, may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose related to the Annual Meeting, for ten days prior to the Annual Meeting at our offices located at 260 Sheridan Avenue, Suite 400, Palo Alto, CA 94306. Please contact our Secretary by telephone at 650-800-6676 if you wish to inspect the list of stockholders prior to the Annual Meeting. This list will also be available for examination by stockholders during the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, the stockholder of record. The Proxy Statement, Annual Report and proxy card have been sent directly to you by us.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement, Annual Report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How do I vote?

You may vote using any of the following methods:

By Internet – Stockholders of record may submit proxies by following the Internet voting instructions on their proxy cards prior to the Annual Meeting. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for Internet voting availability. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible. The Internet voting facilities will close at 11:59 p.m., Eastern Time, the day before the meeting date.

By Mail – Stockholders of record may submit paper proxies by completing, signing and dating the proxy card and returning it in the prepaid envelope enclosed with the proxy card. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR ALL NOMINEES” in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

At the Virtual Meeting – Shares held in your name as the stockholder of record may be voted electronically at the Annual Meeting by visiting https://www.cstproxy.com/vincerx/2021 and using the control number included on your proxy materials. If you have already voted previously by Internet or mail, there is no need to vote again at the Annual Meeting unless you wish to revoke and change your vote. Shares held beneficially in street name may be voted electronically at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting via live audio webcast, we recommend that you also submit your proxy or voting instructions or vote by Internet or mail prior to the meeting so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by Internet or mail, you may change your vote or revoke your proxy with a later Internet or mail proxy, as the case may be. If you are a stockholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, you must obtain a legal proxy through your broker and present it to Continental at least two weeks in advance of the Annual Meeting. Please consult the voting instructions or contact your broker, bank or nominee.

How are votes counted?

For Proposal 1, the election of directors, you may vote “FOR” the Class I nominees or your vote may be “WITHHELD” with respect to any or all of the nominees. “WITHHELD” votes will not affect the outcome. Broker non-votes will have no effect.

For Proposal 2, the approval of the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan, and Proposal 3, the ratification of our appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2021, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” Proposal 2 and Proposal 3. Broker non-votes will have no effect on Proposal 2 and there are no broker non-votes for Proposal 3.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (“FOR” the election of the Class I nominees to the board of directors, “FOR” approving the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan, and “FOR” the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

We have a plurality voting standard for the election of directors, which means that three persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Cumulative voting is not permitted, which means that each stockholder may vote no more than the number of shares he or she owns for a single director nominee.

While directors are elected by a plurality of votes cast, our amended and restated bylaws (“Bylaws”) require that if a majority of the votes cast for a director are marked “AGAINST” or “WITHHELD” in an uncontested election, such person must promptly tender his or her resignation to our board of directors for the board’s consideration. If such director’s resignation is accepted by the board, then our board of directors, in its sole discretion, may fill the resulting vacancy or may decrease the size of the board in accordance with the provisions of our Bylaws.

Proposal 2, the approval of the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan, and Proposal 3, the ratification of our appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2021, each requires the affirmative “FOR” vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and entitled to vote on these proposals.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker or nominee does not have discretionary voting authority to vote on that matter without instructions from the beneficial owner and instructions are not given. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange, such as the ratification of the appointment of our independent auditors, and therefore, broker non-votes are not expected to exist with respect to this proposal. Except for Proposal 3, the ratification of our appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2021, all proposals are considered a “non-routine” items for which brokers and nominees do not have discretionary voting power and, therefore, broker non-votes may exist with respect to this proposal. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

What constitutes a quorum?

The presence online at the Annual Meeting or represented by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date, will constitute a quorum. As of the close of business on the Record Date, 14,695,919 shares of our common stock (which include 1,231,399 shares of common stock constituting part of the units) were outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What is “householding” and how does it affect me?

We have adopted a process for mailing our proxy materials called “householding” which has been approved by the Securities and Exchange Commission (the “SEC”). Householding means that stockholders who share the same last name and address will receive only one copy of our proxy materials, unless we receive contrary instructions from any stockholder at that address.

If you prefer to receive multiple copies of our proxy materials at the same address, additional copies will be provided to you upon request. If you are a stockholder of record, you may contact us by writing to Secretary, Vincerx Pharma, Inc., 260 Sheridan Avenue, Suite 400, Palo Alto, CA 94306, or by calling (650) 800-6676. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. We have undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of our proxy materials or you may request householding by notifying your broker, bank or other nominee.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our common stock. At this time, we have not engaged a proxy solicitor. If we do engage a proxy solicitor, we will pay the customary costs associated with such engagement.

Why are we holding a virtual Annual Meeting?

After careful consideration, in light of the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. In addition, we believe that the virtual meeting format will expand stockholder access and participation. You will not be able to attend the Annual Meeting in person. We currently expect that the 2022 annual meeting of stockholders will be held in person.

How can I attend the virtual Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live audio webcast. You will be able to attend the Annual Meeting via live audio webcast by visiting https://www.cstproxy.com/vincerx/2021. To participate in the Annual Meeting, you will also need a control number, which is included on your proxy materials. The Annual Meeting will begin promptly at 9:00 a.m., Pacific Time, on Thursday, May 13, 2021. We encourage you to access the virtual meeting website prior to the start time. You may begin to log into the virtual meeting platform beginning at approximately 8:45 a.m., Pacific Time, on Thursday, May 13, 2021.

If you wish to submit a question prior to and during the Annual Meeting, you may log into https://www.cstproxy.com/vincerx/2021 using the control number provided on your proxy materials and enter a question in the live Chat Box. We intend to answer questions that comply with our meeting rules of conduct, subject to time constraints.

If you have difficulties accessing the website above, or do not have internet capabilities, you can listen only to the meeting by dialing +1 (888) 965-8995, or outside the U.S. and Canada, +1 (415) 655-0243 (standard rates apply), with the pin number 43460036#. This option is listen-only, and you will not be able to vote or enter questions during the meeting.

What if I have technical difficulties accessing or participating in the virtual Annual Meeting?

We will have technicians ready to assist you with technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. Please refer to the technical support by calling (917) 262-2373.

IMPORTANT

Please promptly vote by Internet or mail, or by following the instructions provided by your broker, bank or nominee, so that your shares can be represented at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

Our Bylaws provide that our board of directors shall consist of such number of directors as the board of directors may from time to time determine. Our board of directors currently consists of nine directors. The authorized number of directors may be changed by resolution of our board of directors. Vacancies on our board of directors can be filled by resolution of our board of directors. Our board of directors is divided into three classes, each serving staggered, three-year terms:

•	Our Class I directors are Dr. Raquel E. Izumi, Laura I. Bushnell and Dr. Mark A. McCamish and their terms will expire at the Annual Meeting;

•	Our Class II directors are Dr. John H. Lee, Christopher P. Lowe and Francisco D. Salva and their terms will expire at the 2022 annual meeting of stockholders; and

•	Our Class III directors Drs. Ahmed M. Hamdy, Brian J. Druker and Andrew I. McDonald and their terms will expire at the 2023 annual meeting of stockholders.

Three Class I directors will be elected at the Annual Meeting to serve until the annual meeting of stockholders to be held in 2024 or until their successors are duly elected and qualified, with the other classes of directors continuing to serve for the remainder of their respective terms. The nominees receiving the highest number of affirmative votes will be elected as the Class I directors. The nominating and corporate governance committee of the board of directors has recommended, and the board of directors has designated, Dr. Raquel E. Izumi, Laura I. Bushnell and Dr. Ruth E. Stevens as the nominees for Class I directors to serve until the 2024 annual meeting of stockholders, and each has indicated to us that she will be able to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event that we do not currently anticipate, proxies will be voted for any nominees designated by the board of directors, taking into account any recommendations of the nominating and corporate governance committee, to fill such vacancy.

The names of the Class I nominees and the other members of the board of directors and certain biographical information as of April 1, 2021 are set forth below:

Name	Age	Position with Company	Director Since
Ahmed M. Hamdy, M.D.	56	Chief Executive Officer and Chairman	2020
Raquel E. Izumi, Ph.D.	51	President, Chief Operations Officer and Director	2020
Laura I. Bushnell	53	Director	2020
Brian J. Druker, M.D.	65	Director	2020
John H. Lee, M.D.	53	Director	2020
Christopher P. Lowe	53	Director	2020
Mark A. McCamish, M.D., Ph.D.	68	Director	2020
Andrew I. McDonald, Ph.D.	47	Director	2020
Francisco D. Salva	51	Director	2020
Ruth E. Stevens, Ph.D.	62	Director Nominee	N/A

Class I Nominees:

Raquel E. Izumi, Ph.D. has served as our Chief Operations Officer and as a member of our board of directors since December 2020, and as our President from January 2021. Dr. Izumi co-founded Vincera Pharma, Inc. (currently known as VNRX Corp., our wholly-owned subsidiary, “Vincera Pharma”) and served as its Chief Operations Officer and as a member of its board of directors from March 2019 to December 2020. Prior to that,

Dr. Izumi co-founded Acerta Pharma and served as its executive vice president of clinical development from February 2013 to May 2020. Dr. Izumi also co-founded Aspire Therapeutics LLC and served as its chief scientific officer from June 2011 to February 2013. Prior to founding Aspire Therapeutics, Dr. Izumi served as senior director of clinical development at Pharmacyclics LLC, a biopharmaceutical company, from February 2010 to May 2011, where she worked on designing and implementing seven clinical studies across various hematologic malignancies (including three studies that garnered breakthrough therapy designation) for the first BTK inhibitor to enter clinical trials. Dr. Izumi began her research career at Amgen, where she held positions of increasing responsibility and participated in a successful BLA filing and approval for Aranesp®. Dr. Izumi was a Howard Hughes Predoctoral Fellow at the University of California, Los Angeles where she obtained a Ph.D. in microbiology and immunology. She received honors and distinction for her B.A. in biological sciences from the University of California, Santa Barbara. We believe Dr. Izumi is qualified to serve on our board of directors due to her over 20 years of drug development and clinical research experience and her authorship of several INDs as well as design and execution of several clinical trials in oncology, cardiology, pulmonology, immunology, and endocrinology.

Laura I. Bushnell has served as a member of our board since December 2020. Ms. Bushnell has served as a partner of King & Spalding LLP, a global law firm, since September 2009. Ms. Bushnell has served as a member of the board of trustees of the University of California, Santa Cruz, Foundation since February 2015, and as chair of the Dean’s Council of the Baskin School of Engineering at the University of California, Santa Cruz, since July 2019. Ms. Bushnell received an A.B. in psychology from Stanford University and a juris doctor from the Georgetown University Law Center. We believe Ms. Bushnell is qualified to serve on our board of directors due to her extensive experience counseling management and boards of directors of private and public companies, particularly in the life sciences and technology sectors, on capital raising matters, strategic transactions and corporate governance.

Ruth E. Stevens, Ph.D. was a founder and has served as chief scientific officer and executive vice president of Camargo Pharmaceutical Services, LLC, a drug development consulting company, since 2003, and a member of its board of directors since March 2017. Dr. Stevens has been an adjunct professor at the University of Cincinnati, College of Pharmacy, since March 1997. Prior to founding Camargo Pharmaceutical Services, Dr. Stevens was senior director of clinical operations at Barr Research, Inc. (formerly Duramed Pharmaceuticals, Inc.), a pharmaceutical product company, from 1999 to 2002, and served as director of pharmacokinetics & scientific affairs at Phoenix International Life Sciences Inc., a research organization which provides research, clinical studies and studies to pharmaceutical and biotechnology companies, from 1996 to 1999. Prior to that, from 1990 to 1996, Dr. Stevens served as FDA pharmacokinetic team leader and pharmacokinetic reviewer at the Office of Clinical Pharmacology and Biopharmaceutics of the U.S. Food and Drug Administration. Dr. Stevens was a recipient of 2019 Oregon State University, Icon of Pharmacy award, and induction into the Pharmacy Hall of Fame. Dr Stevens has a B.A. in health education from the University of Washington, Seattle, a Ph.D. in Biopharmaceutics/Pharmacokinetics from Oregon State University and an MBA from Xavier University. We believe Dr. Stevens is qualified to serve on our board of directors due to her extensive leadership experience in drug development.

The Board of Directors Recommends a Vote “FOR”

the Election of the Class I Nominees Set Forth Above as Directors of the Company.

Other Directors:

Ahmed M. Hamdy, M.D. has served as our Chief Executive Officer and Chairman of our board of directors since December 2020, and as our President from December 2020 to January 2021. Dr. Hamdy co-founded Vincera Pharma and served as its Chief Executive Officer and as a member of its board of directors from March 2019 to December 2020. Prior to that, Dr. Hamdy co-founded Acerta Pharma, a pharmaceutical development company and member of the AstraZeneca plc, and served as its head of early clinical development from January 2015 to

June 2019, as chief executive officer from February 2013 to January 2015, as chief medical officer from February 2013 to January 2015 and as a member of the board from February 2013 to February 2016. Prior to that, Dr. Hamdy served as chief medical officer of Pharmacyclics LLC, a biopharmaceutical company, from March 2008 to June 2011. Dr. Hamdy has served as a clinical advisor and member of the board of directors of Andes Biotechnologies, a nucleic acid-based drug discovery and development company, since September 2016, as a member of the Dean’s Council of the Jack Baskin School of Engineering at the University of California, Santa Cruz, since April 2019, and as a member of the Palo Alto Medical Foundation President’s Council since March 2016. Dr. Hamdy received a MBBCH from the KasrAlainy School of Medicine at the University of Cairo, Egypt. We believe Dr. Hamdy is qualified to serve on our board of directors due to his more than twenty years of clinical research experience in pharmaceutical drug development and extensive executive leadership experience in the pharmaceutical drug development industry.

Brian J. Druker, M.D. has served as a member of our board since December 2020. Dr. Druker has served in various capacities at the Oregon Health and Science University, as a physician since July 1993, professor since July 2000, and associate dean of Oncology since July 2010. Since July 2007, Dr. Druker served as director of the Oregon Health and Science University Knight Cancer Institute. Dr. Druker has served as a member of the scientific advisory board of Aptose Biosciences Inc. (Nasdaq: APTO), a biotechnology company, since 2013. Since May 2018, Dr. Druker has served as a member of the board of directors of Amgen Inc. (Nasdaq: AMGN), a multinational biopharmaceutical company. Dr. Druker served as a member of the scientific advisory board of Grail, Inc., a biotechnology company, from May 2016 to September 2019. Dr. Druker has been recognized with numerous awards, including the Warren Alpert Prize from Harvard Medical School, the Lasker-DeBakey Award for Clinical Medical Research, the Japan Prize in Healthcare and Medical Technology, and most recently, the 2018 Tang Prize in Biopharmaceutical Science. Dr. Druker has been elected to the National Academy of Medicine, the National Academy of Sciences and the American Academy of Arts and Sciences. Dr. Druker received a B.A. in chemistry from the University of California, San Diego, and an M.D. from the University of San Diego Medicine, San Diego. We believe Dr. Druker is qualified to serve on our board of directors due to his extensive experience in cancer research industry and leadership experience on public company boards of directors.

John H. Lee, M.D. has served as a member of our board since December 2020. Dr. Lee has served as chief medical officer of cancer research of Avera Health, a regional healthcare system, since May 2020 and as chief medical officer of ImmunityBio, Inc., a registration-stage immuno-oncology and infectious disease company, since March 2019. Prior to that, Dr. Lee served as senior vice president of clinical development of Nantkwest, Inc. (Nasdaq: NK), an innovative clinical-stage immunotherapy company, from May 2016 to May 2020. Dr. Lee served as executive director of the Chan Soon Shiong Institute of Molecular Medicine, a biomedical and translational research institute and as a full professor at the University of South Dakota, from May 2016 to September 2018 and September 2010 to May 2016, respectively. Dr. Lee served as director of the cancer center of Stanford Health, a leading academic health system from July 2012 to May 2016. Dr. Lee served as a member of the board of directors of Windber Hospital from June 2018 to May 2020. Dr. Lee received a B.S. in biology from Stanford University, an M.D. from the University of Minnesota, Twin Cities, and special training in otolaryngology-head and neck surgery from the University of Iowa. We believe Dr. Lee is qualified to serve on our board of directors due to his extensive experience within the cancer research industry.

Christopher P. Lowe has served as a member of our board since December 2020. Mr. Lowe has served as chief financial officer of Cortexyme, Inc. (Nasdaq: CRTX), a clinical-stage biopharmaceutical company, since January 2019. Prior to that, Mr. Lowe served as a partner of FLG Partners, a professional services company, from January 2015 to April 2020. Mr. Lowe also served as the Managing Partner of the Innventus Fund at Innventure, a venture capital firm, from January 2017 to March 2020 and as a member of the board of directors of Innventure from August 2016 to January 2020. From January 2015 to December 2018, Mr. Lowe served as chief financial officer of Sentreheart, Inc., a biotechnology company. Mr. Lowe served as the interim chief executive officer and chief financial officer of Hansen Medical, a medical robotics company listed on Nasdaq prior to its acquisition by Auris Surgical Robotics in 2016, from February 2014 to July 2016. Mr. Lowe served as a director for Inspyr

Therapeutics, Inc. (OTCMKTS: NSPX), an integrated biopharmaceutical company, from September 2016 to December 2018. He also served as a director of EpiBiome, Inc., a microbiome engineering company, from May 2016 to June 2018, and as a director and chairman of the audit committee for Asante Solutions, Inc., a medical device company, from December 2014 to October 2015. Mr. Lowe holds a B.S. in business administration from California Polytechnic State University and an M.B.A. from St. Mary’s University, Texas. We believe Mr. Lowe is qualified to serve on our board of directors due to his over 20 years of experience as a senior financial executive of private and public companies and over 15 years of experience as a director of public, private and non-profit entities.

Andrew I. McDonald, Ph.D. served as chief executive officer and as a member of the board of directors of LifeSci Acquisition Corp., our predecessor company (“LSAC”), from June 2019 to December 2020, and continues to serve on our board following the completion of the business combination with Vincera Pharma. Dr. McDonald has served as chief executive officer of Attune Pharmaceuticals, a clinical-stage biotechnology company, since March 2015 and is a founding partner of LifeSci Advisors, LLC, a life sciences investor relations consultancy company, and LifeSci Capital, LLC, an emerging life sciences investment bank. Prior to founding LifeSci Advisors, LLC, and LifeSci Capital, LLC, in March 2010, Dr. McDonald served as senior biotechnology analyst at Great Point Partners, a dedicated life science hedge fund, from 2006 to 2008. From 2004 to 2006, Dr. McDonald served as head of healthcare research and a biotechnology analyst at ThinkEquity Partners, a boutique investment bank. Prior to entering the financial services industry, Dr. McDonald was a medicinal chemist at Cytokinetics, Inc. (Nasdaq: CYTK), a biopharmaceutical company, from 2001 to 2004, where he discovered and developed a promising anti-cancer agent now in clinical trials. Dr. McDonald began his pharmaceutical career as a medicinal chemist at Pfizer. Dr. McDonald received a Ph.D. in organic chemistry from University of California, Irvine and completed his B.S. in chemistry at University of California, Berkeley. Dr. McDonald holds Series 7, 24, 63, 79, 86, and 87 licenses. We believe Dr. McDonald is qualified to serve on our board of directors due to his long-running healthcare advisory experience and background as a medicinal chemist.

Francisco D. Salva has served as a member of our board since December 2020. Mr. Salva has served as an operating partner of Accelerator Life Science Partners, a venture capital firm, since January 2018, and served as president and chief executive officer of Complexa Inc., a clinical-stage biopharmaceutical company, from May 2018 to August 2020. Mr. Salva co-founded Acerta Pharma and served as its vice president of operations from February 2013 to November 2016. Prior to that, Mr. Salva served as senior director of corporate finance at Pharmacyclics. Earlier in his career, Mr. Salva spent almost a decade in life sciences venture capital, starting his investment career at Patricof & Co, Ventures (now Apax Partners) before moving to lead investments at Invesco and CIBC Capital Partners. Mr. Salva received an A.B. in business economics and an A.B. in philosophy from Brown University and a MSc. in economics and philosophy form the London School of Economics. We believe Mr. Salva is qualified to serve on our board of directors due to his extensive experience with corporate development, operations, healthcare venture capital and investment banking.

Mark A. McCamish, M.D., Ph.D. has served as a member of our board since December 2020. Dr. McCamish has served as president and chief executive officer of IconOVir Bio since November 2020. From May 2016 to July 2020, Dr. McCamish has served as president, chief executive officer and member of the board of directors of Forty Seven, Inc., a clinical-stage biopharmaceutical company, which was acquired by Gilead Sciences, Inc. (Nasdaq: GILD) in July 2020. From July 2009 to September 2016, Dr. McCamish served as global head of biopharmaceutical development at Sandoz Inc., a pharmaceutical company. Since December 2019, Dr. McCamish has served as a member of the compensation committee and the board of directors of Avadel Pharmaceuticals PLC (Nasdaq: AVDL), a pharmaceutical development company. Dr. McCamish received both a B.A. in Physical Education and an M.A. in Ergonomics from the University of California at Santa Barbara, a Ph.D. in Nutritional Sciences from the Pennsylvania State University and an M.D. from the University of California at Los Angeles.

There are no family relationships among any of our directors or executive officers.

Director Nominations

The board of directors nominates directors whose term is scheduled to expire at the next annual meeting of stockholders and elects new directors to fill vacancies when they arise. The nominating and corporate governance committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the board for nomination or election, subject to the terms of the Voting Agreement. For further details regarding the Voting Agreement, see below under the heading “Voting Agreement.”

Our board strives to find directors who are experienced and dedicated individuals with diverse backgrounds. In identifying candidates for membership on the board, the nominating and corporate governance committee takes into account all factors it considers appropriate, which may include character, judgment, leadership, business acumen, diversity of backgrounds, perspectives, skills, age, gender, ethnicity, professional experience, the ability of the candidate to devote sufficient time and attention to the affairs of the Company, knowledge of or experience in the industry in which the Company operates in, and the extent to which a particular candidate would fill a present or anticipated need on the board. Candidates for membership on the board will be reviewed in the context of the existing membership of the board, the operating requirements of the Company, and the long-term interests of stockholders.

Our nominating and corporate governance committee also seeks to ensure that a majority of our directors are independent under the rules of Nasdaq and that one or more of our directors is an “audit committee financial expert” under the rules of the SEC.

The nominating and corporate governance committee believes it appropriate for our President and Chief Executive Officer to participate as members of the board of directors.

Prior to our annual meeting of stockholders, our nominating and corporate governance committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. The candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the board of directors for any particular talents and experience. If a director no longer wishes to continue in service, if the nominating and corporate governance committee decides not to re-nominate a director, or if a vacancy is created on the board of directors because of a resignation or an increase in the size of the board or other event, then the committee will consider whether to replace the director or to decrease the size of the board. If the decision is to replace a director, the nominating and corporate governance committee will consider various candidates for board membership, including those suggested by committee members, by other board members, a director search firm engaged by the committee or our stockholders. Prospective nominees are evaluated by the nominating and corporate governance committee based on the membership criteria described above and set forth in our Corporate Governance Guidelines.

A stockholder who wishes to suggest a prospective nominee for the board of directors should notify the Secretary of the Company in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the board of directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the date the proxy statement was provided to the stockholders in connection with preceding year’s annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or after the first anniversary date of the preceding year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received by our Secretary not later than the close of business on the later of (1) the 90th day prior to the date of the scheduled annual meeting and (2) the 10th day following the day on which public announcement of the date of such meeting is first made. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. Information required by our Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the related rules and regulations under that Section.

Each notice delivered by a stockholder who wishes to recommend a prospective nominee to our board of directors for consideration by the nominating and corporate governance committee generally must include the following information about the prospective nominee:

•	the name, age, business address and residence address of the person;

•	the principal occupation of the person;

•	the number of shares of our capital stock owned by the person;

•	a description of all compensation and other relationships during the past three years between the stockholder and the person;

•	any other information relating to the person required to be disclosed pursuant to Section 14 of the Exchange Act; and

•	the person’s written consent to serve as a director if elected.

According to our Bylaws, the notice must also include the following information about the stockholder giving the notice:

•	the name and record address of the stockholder;

•	the number of shares of our capital stock owned by the stockholder; and

•	a description of all arrangements or understandings between such stockholder and each person the stockholder proposes for election as a director.

The nominating and corporate governance committee may require any prospective nominee recommended by a stockholder to furnish such other information as the committee reasonably may require to determine the person’s eligibility to serve as an independent director or that could be material to a stockholder’s understanding of the person’s independence or lack thereof.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Vincerx Pharma, Inc., 260 Sheridan Avenue, Suite 400, Palo Alto, CA 94306. You may obtain a copy of the full text of this provision of our Bylaws by writing to our Secretary at the above address.

Voting Agreement

The stockholders of Vincera Pharma immediately prior to the closing of our recently completed business combination (including Drs. Ahmed M. Hamdy and Raquel E. Izumi and Tom C. Thomas), LifeSci Investments, LLC (the “Sponsor”), LifeSci Holdings LLC, Rosedale Park, LLC and certain other LSAC stockholders prior to the business combination entered into a Voting Agreement (the “Voting Agreement”). Under the Voting Agreement, such parties agreed to vote or cause to be voted all shares owned by them from time to time that may be voted in the election of our directors, and shall cause their director designees, to ensure that (i) the size of the board of directors is set and remains at nine directors, (ii) seven persons nominated by the Vincera Pharma stockholders and two persons nominated by the LSAC stockholders who are parties thereto are elected to the board of directors, and (iii) no member of the board of directors is removed without the approval of the stockholders entitled to designate such director. The Voting Agreement will terminate upon the earliest to occur of (i) the written consent of the Company and a majority-in-interest of each of the Vincera Pharma stockholders and the LSAC stockholders who are parties to the Voting Agreement, (ii) the consummation of an acquisition of the Company, or (iii) five years following the closing of the business combination.

Director Independence

We are a “controlled company” within the meaning of the listing rules of Nasdaq (“Nasdaq listings rules”). As a result, we qualify for exemptions from certain corporate governance requirements under the rules, including the requirements that we have a board that is composed of a majority of “independent directors,” as defined under the rules, and a compensation committee and a nominating and corporate governance committee that is each composed entirely of independent directors. Even though we are a controlled company, we comply and intend to continue to comply with the rules of the SEC and Nasdaq relating to such independence requirements with respect to the composition of our board of directors, compensation committee, and nominating and corporate governance committee as applicable to companies which are not “controlled companies.” In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit committee, as discussed below.

The Nasdaq listing rules define a “controlled company” as a company in which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. As of December 31, 2020, the stockholders of Vincera Pharma immediately prior to the closing of the business combination, the Sponsor, LifeSci Holdings LLC, Rosedale Park, LLC and certain other LSAC stockholders who are parties to the Voting Agreement hold in the aggregate more than 50% of the voting power for our board of directors, and by virtue of being parties to the Voting Agreement have the right to elect all of the members of our board. As a result, we are a “controlled company” within the meaning of the Nasdaq listing rules. Although we intend to continue to comply with the rules of the SEC and Nasdaq relating to director independence requirements, as applicable to companies which are not “controlled companies,” as a result of the Voting Agreement, the parties to such agreement have the ability to control the vote to elect all of our board of directors. If we cease to be a controlled company and continue to be listed on Nasdaq, we will be required to comply with the director independence requirements of Nasdaq relating to our board of directors and audit, compensation and nominating and corporate governance committees by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be.

Our board of directors determined that each of our directors, other than Drs. Ahmed M. Hamdy, Raquel E. Izumi and Andrew I. McDonald, qualify as independent directors, as defined under the Nasdaq listing rules, and our board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit committee, as discussed below and subject to the controlled company exemptions detailed above.

Board Meetings

Our board of directors held 0 meetings during 2020 following the completion of the business combination. LSAC’s board of directors held 4 meeting during 2020 prior to the completion of the business combination. Each director attended at least 75% of the aggregate meetings held by the board of directors and the committees on which such director served. We do not have a policy that requires the attendance of directors at our annual meeting of stockholders.

Meeting of Non-Management and Independent Directors and Communications with Directors

During meetings of our board of directors, our independent directors generally meet in an executive session without management or management directors present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. Our board of directors welcomes questions or comments about our company and our operations. If a stockholder wishes to communicate with our board of directors, including our independent directors, they may send their communication in writing to: Secretary, Vincerx Pharma, Inc., 260 Sheridan Avenue, Suite 400, Palo Alto, CA 94306. You must include your name and address in the written communication and indicate whether you are a stockholder. The Secretary will review any communication received from a stockholder, and all material communications will be forwarded to the appropriate director or directors or committee of the board of directors based on the subject matter.

Board Committees

We have established an audit committee, compensation committee and nominating and corporate governance committee, each of which operate under a charter that has been approved by our board of directors. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with the applicable requirements of, the Sarbanes-Oxley Act, and the current rules and regulations of the SEC and Nasdaq. We intend to comply with future requirements as they become applicable to us. Each committee has the composition and responsibilities described below.

Audit Committee

Current Members:	Christopher P. Lowe (Chair)
Laura I. Bushnell
Dr. John H. Lee

Number of Meetings in 2020 (prior to the completion of the business combination):	3

Number of Meetings in 2020 (following the completion of the business combination):	0

Functions:

Our audit committee assists our board of directors in the oversight of:

•   independent auditor’s qualifications, independence and performance;

•   our financial reporting processes and disclosure controls;

•   engagement of our independent auditors to perform audit services and any permissible non-audit services;

•   the organization and performance of our internal audit function;

•   the annual audit plan and all critical accounting policies;

•   the integrity of our financial statements and internal quality control;

•   our compliance with legal and regulatory requirements;

•   our treasury and finance matters; and

•   our risk management and assessment pertaining to the financial, accounting and tax matters.

In addition, our audit commit provides our board of directors such information and materials as it may deem necessary to make the board aware of significant financial matters that require the attention of the board.

Our board of directors has determined that Mr. Lowe is an audit committee financial expert, as defined by the rules promulgated by the SEC, and meets the financial sophistication requirements of the Nasdaq listing rules. Each of the members of our audit committee has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq.

Compensation Committee

Current Members:	Dr. Mark A. McCamish (Chair)
Francisco D. Salva

Number of Meetings in 2020 (prior to the completion of the business combination):	0

Number of Meetings in 2020 (following the completion of the business combination):	0
Functions:

Our compensation committee assists our board of directors in meeting its responsibilities with regard to oversight and determination of:

•   compensation plans, including executive compensation and equity and cash incentive plans;

•   independence of compensation consultants, legal counsel, and other advisors;

•   material arrangements for our executive officers, including employment agreements, severance agreements, change in control protections, and indemnification agreements; and

•   disclosure in periodic reports filed with the SEC.

Our board of directors has determined that each of the members of the compensation committee satisfies the independence requirements as defined under the applicable rules and regulations of Nasdaq.

Nominating and Corporate Governance Committee

Current Members:	Francisco D. Salva (Chair)
Dr. Brian J. Druker

Number of Meetings in 2020 (prior to the completion of the business combination):	0

Number of Meetings in 2020 (following the completion of the business combination):	0

Functions:	Our nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and oversees the evaluation of our board of directors. In addition, our nominating and corporate governance committee is responsible for developing, maintaining and recommending to our board of directors corporate governance policies.

Corporate Governance

Board Leadership Structure

Our co-founder and Chief Executive Officer, Dr. Hamdy, serves as our chairman of the board. The board believes that having our Chief Executive Officer serve as chairman of the board promotes better alignment of strategic development and execution, more effective implementation of strategic initiatives, and clearer accountability for his success or failure.

If the chairman of the board is an independent director, then the chairman shall also serve as the lead independent director. If the chairman of the board is not an independent director, the board will appoint an independent director to serve as the board’s lead independent director. The primary responsibilities of the lead independent director include presiding at all meetings of the board at which the chairman of the board is not present, including executive sessions of the independent directors, and serving as a liaison between the chairman of the board and/or the Chief Executive Officer and the independent directors. The lead independent director also has the authority to call meetings of the independent directors of the board or meetings of the board.

The independent directors meet periodically in an executive session after regular board meetings, at which the independent directors have the opportunity to discuss management performance.

Role in Risk Oversight

Our board of directors is responsible for overseeing the overall risk management process at the Company. The responsibility for managing risk rests with executive management while the committees of our board of directors and our board of directors as a whole participate in the oversight process. Our board of directors’ risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, cybersecurity, financial reporting, internal risk management and internal controls.

Corporate Governance Guidelines

Our board has adopted written Corporate Governance Guidelines to ensure that the board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. Our Corporate Governance Guidelines set forth the practices the board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluations and succession planning, and board committees and compensation. The nominating and corporate governance committee assists the board in implementing and adhering to our Corporate Governance Guidelines. Our Corporate Governance Guidelines are reviewed at least annually by the nominating and corporate governance committee, and changes are recommended to our board of directors as warranted.

Code of Business Conduct and Ethics

We believe that our corporate governance initiatives comply with the Sarbanes-Oxley Act and the rules and regulations of the SEC adopted thereunder. In addition, we believe our corporate governance initiatives comply with the rules of Nasdaq. Our board of directors will continue to evaluate our corporate governance principles and policies.

Our board of directors has adopted a Code of Business Conduct and Ethics that applies to each of our directors, officers and employees. The code addresses various topics, including:

•	compliance with laws, rules and regulations;

•	confidentiality;

•	conflicts of interest;

•	corporate opportunities;

•	fair dealing;

•	payments or gifts from others;

•	health and safety;

•	insider trading;

•	international business laws;

•	protection and proper use of company assets; and

•	record keeping.

Our board of directors has also adopted a Code of Ethics for Senior Financial Officers applicable to our Chief Executive Officer and Chief Financial Officer as well as other key management employees addressing ethical issues. The Code of Business Conduct and Ethics is posted on our website www.vincerx.com. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers can only be amended by the approval of a majority of our board of directors. Any waiver to the Code of Business Conduct and Ethics for an executive officer or director or any waiver of the Code of Ethics for Senior Financial Officers may only be granted by our board of directors or our nominating and corporate governance committee and must be timely disclosed as required by applicable law. We have implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to our audit committee.

To date, there have been no waivers under our Code of Business Conduct and Ethics or Code of Ethics for Senior Financial Officers. We intend to disclose future amendments to certain provisions of these codes or waivers of such codes granted to executive officers and directors on our website at www.vincerx.com within four business days following the date of such amendment or waiver.

Corporate Governance Documents

Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, charters for each of the audit, compensation and nominating and corporate governance committees and other corporate governance documents, are posted on the investors section of our website at www.vincerx.com under the heading “Corporate Governance — Governance Highlights.” In addition, stockholders may obtain a printed copy of these documents by writing to Secretary, Vincerx Pharma, Inc., 260 Sheridan Avenue, Suite 400, Palo Alto, CA 94306.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct and Ethics as discussed above. Additionally, our audit committee conducts a review of all related person transactions for potential conflict of interest situations on an ongoing basis, as discussed further below.

Other than the compensation arrangements of our directors and named executive officers discussed elsewhere in this Proxy Statement, the Voting Agreement and as set forth below, there were no transactions since January 1, 2020 to which we have been or will be a party, and in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with, or immediate family members of, any of the foregoing, had or will have a direct or indirect material interest.

Sponsor Shares

In December 2018, LSAC issued an aggregate of 1,437,500 shares of common stock to the Sponsor (“insider shares”), for an aggregate purchase price of $25,000. On March 5, 2020, LSAC effected a stock dividend of 0.20 share for each insider share outstanding, resulting in the Sponsor holding an aggregate of 1,725,000 insider shares. The 1,725,000 insider shares included an aggregate of up to 225,000 shares of common stock subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment in the initial public offering was not exercised in full or in part, so that the initial stockholders would collectively own approximately 20% of LSAC’s issued and outstanding shares of common stock after the initial public offering. As a result of the underwriters’ election to partially exercise their over-allotment option, 84,058 insider shares were forfeited and 140,942 insider shares were no longer subject to forfeiture, resulting in there being 1,640,942 insider shares outstanding. Simultaneously with the closing of the initial public offering, the Sponsor and Rosedale Park, LLC, an entity affiliated with Jonas Grossman, one of LSAC’s former directors, purchased 2,570,000 private warrants to purchase an equal number of shares of common stock at a price of $0.50 per private warrant, resulting in aggregate proceeds of $1,285,000.

On March 10, 2020, LSAC issued a $1,000,000 promissory note to the Sponsor (the “Sponsor Promissory Note”) in exchange for $1,000,000 in cash that was used to pay the underwriting discount at the consummation of the initial public offering. The Sponsor Promissory Note was non-interest bearing, unsecured and due upon the consummation of a business combination.

In connection with the business combination:

•

$500,000 of the Sponsor Promissory Note was converted into private warrants to purchase shares of common stock at a conversion price of $0.50 per private warrant, issued to LifeSci Holdings LLC, an entity affiliated with three of LSAC’s former directors.

•

500,000 of the private warrants held by Rosedale Park, LLC and 500,000 of the private warrants held by LifeSci Holdings LLC were amended to remove the cashless exercise provision and include a redemption provision substantially identical to that of the public warrants; provided, however, that such redemption rights may not be exercised during the first 12 months following the closing of the business combination unless the last sales price of our common stock has been equal to or greater than $20.00 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

Business Combination Shares

In connection with the business combination, on December 23, 2020, Drs. Hamdy, Izumi and Druker, Tom C. Thomas, our General Counsel and Chief Legal Officer, and Dr. John C. Byrd, chair of our Scientific Advisory Committee and a director of Vincera Pharma prior to the business combination, each received shares of our common stock.

In addition, Drs. Hamdy, Izumi, Druker and Byrd and Mr. Thomas may be entitled to certain rights to common stock after the closing of the business combination (the “Earnout Shares”) if the daily volume-weighted average price of our common stock equals or exceeds the following prices for any 20 trading days within any 30 trading-day period following the closing of the business combination: (1) during any such trading period prior to the 42 month anniversary of the closing of the business combination, upon achievement of a daily volume-weighted average price of at least $20.00 per share, such number of shares of our common stock as equals the quotient of $20.0 million divided by the Closing Price Per Share; (2) during any such trading period prior to the six year anniversary of the closing, upon achievement of a daily volume-weighted average price of at least $35.00 per share, such number of shares of our common stock as equals the quotient of $20.0 million divided by the Closing Price Per Share; and (3) during any such trading period prior to the eight year anniversary of the closing, upon achievement of a daily volume-weighted average price of at least $45.00 per share, such number of shares of our common stock as equals the quotient of $20.0 million divided by the Closing Price Per Share. A total of 90.6% of (rounded to the nearest whole share) of the Earnout Shares then earned and issuable will be issued to the Vincera Pharma stockholders on a pro-rata basis based on the percentage of the number of shares of Vincera Pharma common stock owned by them immediately prior to the closing of the business combination, and the remaining Earnout Shares that would otherwise have been issuable shall not be issuable to the Vincera Pharma stockholders but in lieu thereof the number of authorized shares available for issuance under our 2020 Stock Incentive Plan shall be automatically increased by an equivalent number of shares of our common stock.

“Closing Price Per Share” means a price per common stock (adjusted for any stock splits, stock dividends, recapitalizations and similar events) equal to the lesser of (a) $10.00 per share, and (b) the price per share determined by dividing (i) the cash in LSAC’s trust account as of the closing of the business combination (after deducting all amounts to be paid pursuant to the valid exercise of redemption rights in accordance with LSAC’s trust account and LSAC’s amended and restated certificate of incorporation and bylaws), by (ii) the fully-diluted capitalization of LSAC (excluding the public warrants, private warrants, 1,640,942 shares of our common stock held by the Sponsor and any shares of our common stock issuable upon the conversions of promissory notes issued by the Sponsor described in Section 8.6 of that certain Merger Agreement, dated September 25, 2020, by and among LSAC, Merger Sub, Vincera Pharma and Raquel E. Izumi, as the representative of the stockholders of Vincera Pharma (the “Merger Agreement”) and the deferred underwriting discount payable to the underwriters of the initial public offering of LSAC described in Section 8.7 of the Merger Agreement) immediately prior to the closing of the business combination, after taking into account the valid exercise of redemption rights in accordance with LSAC’s trust account.

Registration Rights Agreement

In connection with the closing of the business combination, LSAC, the Vincera Pharma stockholders prior to the business combination (including Drs. Hamdy, Izumi and Druker and Mr. Thomas), LifeSci Investments, LLC, LifeSci Holdings LLC, Rosedale Park, LLC and certain other LSAC stockholders prior to the business combination entered into the Registration Rights Agreement. Under the Registration Rights Agreement, such parties hold registration rights that obligate us to register for resale under the Securities Act all or any portion of the shares of common stock issued under the Merger Agreement, including any Earnout Shares, as well as shares of common stock and private warrants (including underlying shares of common stock) held by such parties. Such parties holding a majority-in-interest of all such registrable securities will be entitled to make a written demand for up to three registrations under the Securities Act of all or part of their registrable securities. Subject to certain exceptions, if we propose to file a registration statement under the Securities Act with respect to our securities, under the Registration Rights Agreement, we must give notice to the holders of registrable securities as to the proposed filing and offer such holders an opportunity to register the resale of such number of their registrable securities as they request in writing. In addition, subject to certain exceptions, such holders of registrable securities will be entitled under the Registration Rights Agreement to request in writing that we register the resale of any or all of their registrable securities on Form S-3 and any similar short-form registration statement that may be available at such time.

Under the Registration Rights Agreement, we have agreed to indemnify such stockholders and certain persons or entities related to such stockholders against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell registrable securities, unless such liability arose from their misstatement or omission, and such stockholders including registrable securities in any registration statement or prospectus will agree to indemnify the combined company and certain persons or entities related to us against all losses caused by their misstatements or omissions in those documents.

LifeSci Communications Agreement

On August 19, 2020, Vincera Pharma entered into a master services agreement with LifeSci Communications, LLC, whereby LifeSci Communications agreed to perform services for Vincera Pharma pursuant to statements of work, including the preparation and design of a corporate presentation for Vincera Pharma. Andrew I. McDonald, our director and LSAC’s Chief Executive Officer and Chairman prior to the business combination, is a founding member of LifeSci Communications. Under the master services agreement, Vincera Pharma agreed to indemnify LifeSci Communications from losses incurred from third party claims arising out of publicity or other materials created or produced by LifeSci Communications under the master services agreement, provided that such materials were provided to Vincera Pharma for review and approval; alleged or actual defects in Vincera Pharma’s products; and allegations that Vincera Pharma’s products infringes on, or encourage infringement upon, the intellectual property rights of any third party. The master services agreement contains standard confidentiality provisions and mutual indemnification provisions.

Indemnification Agreements

We entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and our Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and our Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Related Party Loans

On August 9, 2020, Dr. Raquel E. Izumi entered into a line of credit promissory note with Vincera Pharma providing for a loan of up to $1,000,000 that could be drawn upon by Vincera Pharma from time to time prior to the closing of the business combination, with the consent of the Dr. Izumi. The loan was to be used for the purpose of paying Vincera Pharma’s costs and expenses prior to the closing of the business combination and would be repaid in full upon the closing of the business combination. The loan provided for a $20,000 origination fee and carried an interest rate equal to 7.0% per annum. As of September 30, 2020, an aggregate of $200,000 in principal amount was outstanding under the loan. The loan, together with accrued interest, was repaid in full in connection with the closing of the business combination on December 23, 2020.

Related Person Transactions Policy

Our board of directors adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the audit committee (or, where review by the audit committee would be inappropriate, to another independent body of our board of directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, the audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•	the risks, costs and benefits to the company;

•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the terms of the transaction;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

Director Compensation

The following table shows certain information with respect to the compensation of our non-employee directors from the closing of the business combination through December 31, 2020:

Name	Option awards ($)(1)	Total ($)
Laura I. Bushnell	76,659	76,659
Brian J. Druker, M.D.	76,659	76,659
John H. Lee, M.D.	76,659	76,659
Christopher P. Lowe	76,659	76,659
Mark A. McCamish, M.D., Ph.D.	76,659	76,659
Andrew I. McDonald, Ph.D.	76,659	76,659
Francisco D. Salva	76,659	76,659

(1)

Amounts represent the aggregate grant date fair value of the option awards granted in 2020 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC 718) for financial reporting purposes, rather than amounts paid to or realized by the named individual. Non-employee directors were granted 6,667 options, which based on the closing stock price of $19.00 on the grant date had a fair value of approximately $11.50 per share. The options vest in full on the earlier of December 23, 2021, the next annual meeting of stockholders or the consummation of a change of control, subject to the director’s continued service.

The following table sets forth the aggregate number of shares of common stock underlying option awards outstanding on December 31, 2020:

Name	Number of shares
Laura I. Bushnell	6,667
Brian J. Druker, M.D.	6,667
John H. Lee, M.D.	6,667
Christopher P. Lowe	6,667
Mark A. McCamish, M.D., Ph.D.	6,667
Andrew I. McDonald, Ph.D.	6,667
Francisco D. Salva	6,667

Director Compensation Arrangements

Our board of directors designed our non-employee director compensation program to reward directors for their contributions to our success, align the director compensation program with stockholder interests and our executive compensation program, and provide competitive compensation necessary to attract and retain high quality non-employee directors. Our board of directors expects to review director compensation periodically to ensure that director compensation remains competitive such that we can recruit and retain qualified directors.

Following the closing of the business combination (except with respect to the cash compensation, which became effective as of January 1, 2021), our non-employee directors are entitled to the following compensation for their service on our board of directors:

•	an annual cash retainer of $25,000, to be paid in quarterly installments;

•

a non-statutory stock option to purchase 20,000 shares of common stock, prorated upon initial election to our board of directors if such initial election occurs other than at an annual meeting of stockholders, and then each year thereafter at the annual meeting of our stockholders;

•

an annual cash retainer of $15,000 for the chair of the audit committee, $10,000 for the chair of the compensation committee and $10,000 for the chair of the nominating and corporate governance committee; and

•	an annual cash retainer of $5,000 for other members of the audit committee, compensation committee and nominating and corporate governance committee.

Following the initial grant at the closing of the business combination, each stock option will be granted on the date of the first meeting of our board of directors held following our annual meeting of stockholders, commencing with the Annual Meeting. Each prorated stock option granted upon a director’s initial election other than at an annual meeting of our stockholders will be granted as soon as practical following such initial election. The exercise price of the stock option shall be the closing price of common stock on the date of grant, as reported by the Nasdaq Stock Market LLC, and will vest in full on the earlier of our next annual meeting of stockholders following the grant date and the first anniversary of the grant date. Equity compensation under the director compensation program is subject to the annual limits on non-employee director compensation set forth in our 2020 Stock Incentive Plan. In addition, each equity award granted to the eligible directors under the director compensation program will vest in full immediately prior to the occurrence of a change in control (as defined in our 2020 Stock Incentive Plan) to the extent outstanding at such time, subject to continued service through the closing of such change in control.

Our policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in attending board and committee meetings or performing other services in their capacities as directors. We do not provide tax gross-up payments to members of our board of directors.

EXECUTIVE OFFICERS

Our executive officers are elected by our board of directors and serve at the discretion of the board. Our executive officers and their ages as of April 1, 2021 are as follows:

Name	Age	Position
Ahmed M. Hamdy	56	Chief Executive Officer
Raquel E. Izumi	51	President and Chief Operations Officer
Alexander A. Seelenberger	42	Chief Financial Officer
Hermes D. Garbán	53	Chief Medical Officer
Tom C. Thomas	61	General Counsel and Chief Legal Officer

Biographical information for our executive officers other than Drs. Hamdy and Izumi is set forth below:

Alexander A. Seelenberger has served as our Chief Financial Officer since December 2020. Prior to that, Mr. Seelenberger was a managing partner at Aurus Capital, a leading Latin American venture capital firm, heading its healthcare venture capital practice, from March 2009 to December 2020. In that role, Mr. Seelenberger co-founded and has been an executive director in several healthcare companies. From August 2007 to January 2009, Mr. Seelenberger served as an associate at Athelera LLC, a New York-based boutique investment bank offering financial advisory services to clients in the United States, Latin America and Europe. Mr. Seelenberger has served as a member of the board of directors of Andes Biotechnologies, a nucleic acid-based drug discovery and development company, since September 2009, Trigemina Holdings, Inc., a pharmaceutical company, since March 2012, Levita Magnetics, a magnetic surgical platform development company, since January 2012, Echopixel, Inc., a medical imaging device development company, since September 2012, and Algenis, a bioactive molecule development company, since December 2012. Mr. Seelenberger received a B.B.A in business from the University of Chile and an M.B.A with high distinction from Harvard Business School, where he graduated as a Baker Scholar.

Hermes D. Garbán M.D., Ph.D. has served as our Chief Medical Officer since March 2021. Prior to that, Dr. Garbán served as Head, Therapeutics Discovery and Development at ImmunityBio, Inc., a registration stage immune-oncology and infections disease company responsible for conducting Phase 1 through Phase 3 clinical trials focusing on solid tumors and immunotherapies development, from March 2019 to February 2021. From June 2017 to March 2019, Dr. Garbán served as Head, Therapeutics Discovery and Development at NantBioscience, Inc., a biopharmaceutical company focused on the discovery of innovative cancer and infectious diseases, therapeutics and their clinical applications, and as Head, Therapeutic Antibody Discovery from September 2014 to June 2017. During his tenure at NantBioscience, Dr. Garbán also served as Deputy Vice President, Global Cell Manufacturing supporting operations at Nantkwest, Inc, an innovative clinical-stage immunotherapy company, from June 2017 to October 2018. Dr. Garbán served as Principal Investigator at the California NanoSystems Institute (CnSI) and Professor of Medicine at the University of California, Los Angeles (UCLA) from 2009 to 2014. Prior to that, Dr. Garbán served as Assistant Professor of Surgery in the Division of Surgical Oncology at UCLA from 2005 to 2009. Dr. Garbán received his M.D. from the Central University of Venezuela (UCV), and received his Ph.D. in Microbiology, Immunology and Molecular Genetics at UCLA.

Tom C. Thomas has served as our General Counsel and Chief Legal Officer since March 2021. Mr. Thomas was a partner at Pillsbury Winthrop Shaw Pittman LLP, an international law firm, from March 2003 to March 2021. Mr. Thomas has over 30 years of experience representing life science and technology companies at all stages of development, from start-up and emerging companies, to pre-IPO companies, to large public and private companies. Mr. Thomas received his B.B.A. in Accounting from the University of Iowa, where he graduated summa cum laude, and his J.D. from the University of Minnesota Law School, where he graduated magna cum laude.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the total compensation of the following persons, whom we refer to as our named executive officers: (i) our Chief Executive Officer, (ii) our Chief Financial Officer and (iii)  our President and Chief Operations Officer.

Summary Compensation Table

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Ahmed M. Hamdy, M.D. Chief Executive Officer	2020 2019	15,033 0	0 0	0 0	0 0		15,033
Raquel E. Izumi, Ph.D. President and Chief Operations Officer	2020 2019	15,777 0	0 0	0 0	0 0		15,777
Alexander A. Seelenberger Chief Financial Officer	2020	9,244	0	2,386,160	22,953	(2)	2,418,357

(1)

The amounts in this column represent the aggregate grant-date fair value of the option awards to each named executive officer, computed in accordance with ASC 718 for financial reporting purposes, rather than amounts paid to or realized by the individual.

(2)

Pursuant to Mr. Seelenberger’s employment agreement, in connection with his relocation from Santiago, Chile to the San Francisco Bay Area, we paid or reimbursed airfare, moving and temporary living expenses in the amount of $22,953.

Narrative Disclosure to Summary Compensation Table

From its inception through December 23, 2020, directors and officers of Vincera Pharma were not compensated for their services, with the exception of compensation of $15 per hour paid to Drs. Hamdy and Izumi for the months September 2020 through December 2020 and included as salary on the table above. On the closing date of the business combination, we entered into individual employment agreements with our executive officers, Drs. Hamdy and Izumi and Mr. Seelenberger. For 2020, the compensation program for our named executive officers consisted of base salary.

Base Salary

Base salary is set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance.

Cash Bonus

We have arrangements with our named executive officers providing for annual target-based cash bonus awards, subject to the approval of our compensation committee.

Benefits and Perquisites

We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness insurance; short-and long-term disability insurance; a health savings account; and a wellness incentive. We do not maintain any executive-specific benefit or perquisite programs.

Agreements with Named Executive Officers and Potential Payments Upon Termination or Change of Control

Agreement with Dr. Ahmed M. Hamdy

On December 23, 2020, Dr. Ahmed M. Handy entered into an employment agreement with us to serve as President, Chief Executive Officer and Chairman of our board of directors. Dr. Hamdy’s employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Dr. Hamdy’s annual base salary is $460,000. Dr. Hamdy’s employment agreement provides that he is eligible to participate in our health and welfare benefit plans maintained for the benefit of Company employees. Subject to the terms and conditions established by our board of directors for such bonus plan, Dr. Hamdy is eligible to receive an annual bonus with an initial target of 35% of his then-applicable base salary, subject to increase (but not decrease) in light of Dr. Hamdy’s performance, external market conditions, our financial condition and performance and such other factors as our board deems appropriate. Dr. Hamdy’s employment agreement contains customary confidentiality, non-solicitation and intellectual property assignment provisions.

Pursuant to the employment agreement, in the event that Dr. Hamdy is terminated without Cause (as defined in the employment agreement), as a result of death or Disability (as defined in the employment agreement), or Dr. Hamdy resigns for Good Reason (as defined in the employment agreement), and subject to Dr. Hamdy’s delivery of an effective release of claims, Dr. Hamdy will be entitled to receive: (1) a lump sum cash payment, less applicable withholding taxes, in an amount equal to (a) one and one-half times his then-current base salary and (b) one and one-half times his then-current target bonus for the fiscal year in which such termination occurred as if all performance goals were achieved; (2) the acceleration in full of all unvested Equity Awards (as defined in the employment agreement) that would have been vested if Dr. Hamdy had continued his employment for a period of 12 continuous months following his termination date, other than any performance-based Equity Awards, which will accelerate only to the extent provided in the applicable award agreement; and (3) at Dr. Hamdy’s election, until the earlier of 18 months following his termination date or the date he becomes eligible for group health insurance through a new employer, continuation of health insurance coverage under COBRA and monthly cash payments equal to the costs of such COBRA benefits coverage, less applicable withholding taxes. In the event that Dr. Hamdy is terminated without Cause or resigns for Good Reason within three months prior to, or within 12 months following, the consummation of a Change in Control (as defined in the employment agreement), he shall be entitled to receive the above payments, provided that all Equity Awards subject to time-based vesting will vest with respect to 100% of the shares underlying such Equity Awards.

Agreement with Dr. Raquel E. Izumi

On December 23, 2020, Dr. Raquel E. Izumi entered into an employment agreement with us to serve as Chief Operations Officer. Dr. Izumi’s employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Dr. Izumi’s annual base salary is $430,000. Dr. Izumi’s employment agreement provides that she is eligible to participate in our health and welfare benefit plans maintained for the benefit of Company employees. Subject to the terms and conditions established by our board of directors for such bonus plan, Dr. Izumi is eligible to receive an annual bonus with an initial target of 30% of her then-applicable base salary, subject to increase (but not decrease) in light of Dr. Izumi’s performance, external market conditions, our financial condition and performance and such other factors as our board deems appropriate. Dr. Izumi’s employment agreement contains customary confidentiality, non-solicitation and intellectual property assignment provisions.

Pursuant to the employment agreement, in the event that Dr. Izumi is terminated without Cause (as defined in the employment agreement), as a result of death or Disability (as defined in the employment agreement), or Dr. Izumi resigns for Good Reason (as defined in the employment agreement), and subject to Dr. Izumi’s delivery of an effective release of claims, Dr. Izumi will be entitled to receive: (1) a lump sum cash payment, less applicable withholding taxes, in an amount equal to (a) one and one-half times her then-current base salary and (b) one and one-half times her then-current target bonus for the fiscal year in which such termination occurred as if all performance goals were achieved; (2) the acceleration in full of all unvested Equity Awards (as defined in the employment agreement) that would have been vested if Dr. Izumi had continued her employment for a period of 12 continuous months following her termination date, other than any performance-based Equity Awards, which will accelerate only to the extent provided in the applicable award agreement; and (3) at Dr. Izumi’s election, until the earlier of 18 months following her termination date or the date she becomes eligible for group health insurance through a new employer, continuation of health insurance coverage under COBRA and monthly cash payments equal to the costs of such COBRA benefits coverage, less applicable withholding taxes. In the event that Dr. Izumi is terminated without Cause or resigns for Good Reason within three months prior to, or within 12 months following, the consummation of a Change in Control (as defined in the employment agreement), she shall be entitled to receive the above payments, provided that all Equity Awards subject to time-based vesting will vest with respect to 100% of the shares underlying such Equity Awards.

Agreement with Alexander A. Seelenberger

On December 23, 2020, Alexander A. Seelenberger entered into an employment agreement with us to serve as Chief Financial Officer. Mr. Seelenberger’s employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Mr. Seelenberger’s annual base salary is $355,000. Mr. Seelenberger’s employment agreement provides that he is eligible to participate in our health and welfare benefit plans maintained for the benefit of Company employees. Subject to the terms and conditions established by our board of directors for such bonus plan, Mr. Seelenberger is eligible to receive an annual bonus with an initial target of 30% of his then-applicable base salary, subject to increase (but not decrease) in light of Mr. Seelenberger’s performance, external market conditions, our financial condition and performance and such other factors as our board deems appropriate. Pursuant to his employment agreement, Mr. Seelenberger was granted a time-vested equity award consisting of an option to purchase 200,000 shares of common stock having an exercise price equal to the fair market value of common stock on the grant date which, subject to continued employment, vests over two years, with 1/3rd of the shares vesting on December 23, 2020 and 1/36th of the shares vesting monthly thereafter. Pursuant to his employment agreement, Mr. Seelenberger is entitled to receive a performance-based equity award of 15,000 restricted stock units subject to his continued employment, which will vest upon the achievement of the Earnouts (as defined in the employment agreement) and the issuance of Earnout Shares (as defined in the employment agreement) in accordance with Mr. Seelenberger’s restricted stock unit agreement. Mr. Seelenberger’s employment agreement contains customary confidentiality, non-solicitation and intellectual property assignment provisions.

Pursuant to the employment agreement, in the event that Mr. Seelenberger is terminated without Cause (as defined in the employment agreement) or Mr. Seelenberger resigns for Good Reason (as defined in the employment agreement), and subject to Mr. Seelenberger’s delivery of an effective release of claims, Mr. Seelenberger will be entitled to receive: (1) a lump sum cash payment, less applicable withholding taxes, in an amount equal to (a) his then-current base salary and (b) his then-current target bonus for the fiscal year in which such termination occurred as if all performance goals were achieved; (2) the acceleration in full of all unvested Equity Awards (as defined in the employment agreement) that would have been vested if Mr. Seelenberger had continued his employment for a period of 12 continuous months following his termination date, other than any performance-based Equity Awards, which will accelerate only to the extent provided in the applicable award agreement; and (3) at Mr. Seelenberger’s election, until the earlier of six months following his termination date or the date he becomes eligible for group health insurance through a new employer, continuation of health insurance coverage under COBRA and monthly cash payments equal to the costs of such COBRA benefits coverage, less applicable withholding taxes. In the event that Mr. Seelenberger is terminated without Cause or resigns for Good Reason within three months prior to, or within 12 months following, the consummation of a Change in Control (as defined in the employment agreement), he shall be entitled to receive the above payments, provided that all Equity Awards subject to time-based vesting will vest with respect to 100% of the shares underlying such Equity Awards.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2020:

Option Awards
Name	Date Granted		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ahmed M. Hamdy	—		—	—	—	—
Raquel E. Izumi	—		—	—	—	—
Alexander A. Seelenberger	12/23/20	(1)	66,667	133,333	19.00	12/23/30

(1)	Option vests over two years, with 1/3 of the shares vesting on December 23, 2020, and 1/36th of the shares vesting monthly.

Equity Compensation Plan Information

The following table summarizes the number of shares of common stock to be issued upon the exercise of outstanding options, warrants and rights granted to our employees, consultants and directors, as well as the number of shares of common stock remaining available for future issuance under our equity compensation plans as of December 31, 2020.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,047,669	$19.00	1,743,155
Equity compensation plans not approved by security holders	—	—	—

Total	1,047,669	$19.00	1,743,155

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of the Record Date as to shares of our common stock beneficially owned by: (1) each person who is known by us to own beneficially more than 5% of our common stock, (2) each of our named executive officers listed in the Summary Compensation Table, (3) each of our directors and director nominees and (4) all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

The percentage of our common stock beneficially owned is based on 14,695,919 shares of common stock (which include 1,231,399 shares of common stock constituting part of the units) outstanding as of March 29, 2021. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are exercisable within 60 days of March 29, 2021, the Record Date for the Annual Meeting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Except as otherwise set forth in footnotes to the table below, the address of each of the persons listed below is c/o Vincerx Pharma, Inc., 260 Sheridan Avenue, Suite 400, Palo Alto, CA 94306.

Name and address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
Five Percent Holders:
LifeSci Holdings LLC(1)	3,569,267	20.7%
John C. Byrd(2)	1,618,199	11.0%
RTW Investments, LP(3)	750,000	5.1%
Named Executive Officers and Directors(4):
Ahmed M. Hamdy	1,618,199	11.0%
Raquel E. Izumi	1,618,199	11.0%
Alexander A. Seelenberger(5)	94,444	*
Laura I. Bushnell(6)	6,667	*
Brian J. Druker(6)	61,473	*
John H. Lee(6)	6,667	*
Christopher P. Lowe(6)	6,667	*
Mark A. McCamish(6)	6,667	*
Andrew I. McDonald(1)(6)	3,575,934	20.7%
Francisco D. Salva(6)	6,667	*
Ruth E. Stevens	—	—
All current executive officers, directors and director nominee as a group (13 Individuals)(7)	4,495,993	49.0%

*	Represents beneficial ownership of less than 1%.
(1)

Consists of (i) 50,000 shares issued upon conversion of certain promissory notes upon the closing of the business combination, (ii) 140,796 shares issued as deferred underwriting discount upon the closing of the business combination, (iii) 808,471 shares transferred from the Sponsor on January 28, 2021 in connection with the Sponsor’s dissolution and (iv) 2,570,000 shares of common stock issuable upon exercise of an equal number of private warrants. Andrew I. McDonald and Michael Rice, as managing members, have shared voting and dispositive power with respect to the securities held by LifeSci Holdings LLC. The business address of LifeSci Holdings LLC is c/o LifeSci Capital LLC, 250 West 55th Street, Suite 3401 New York, NY 10019.

(2)	The business address of John C. Byrd is 410 West 12th Ave., 405D, Columbus, OH 43210.
(3)

According to Schedule 13G filed jointly on February 16, 2021 by RTW Investments, LP (“RTW”) and Roderick Wong, RTW and Roderick Wong have shared voting and dispositive power with respect to the shares. The principal address for RTW and Roderick Wong is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.

(4)	The business address of each of the individuals is c/o Vincerx Pharma, Inc., 260 Sheridan Avenue, Suite 400, Palo Alto, CA 94306.
(5)	Includes options to purchase 11,112 shares of common stock that are exercisable within 60 days of March 29, 2021.
(6)	Includes options to purchase 6,667 shares of common stock that are exercisable within 60 days of March 29, 2021.
(7)

Consists of (i) 4,495,993 shares of common stock beneficially owned by our current executive officers and directors, (ii) 2,570,000 shares of common stock issuable upon exercise of an equal number of private warrants and (iii) options to purchase an aggregate of 141,113 shares of common stock that are exercisable within 60 days of March 29, 2021.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. These persons are required to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our executive officers, directors and greater than 10% stockholders complied on a timely basis with all Section 16(a) filing requirements applicable to them with respect to transactions during 2020.

Report of the Audit Committee

The audit committee operates under a written charter adopted by the board of directors. A link to the audit committee charter is available on our website at www.vincerx.com. All members of the audit committee meet the independence standards established by Nasdaq.

In performing its functions, the audit committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the audit committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company’s internal control over financial reporting.

Within this framework, the audit committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2020. The audit committee has also discussed with the independent registered public accounting firm, WithumSmith+Brown, PC, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board and the SEC. In addition, the audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit Committee
Christopher P. Lowe, Chair
Laura I. Bushnell
Dr. John H. Lee

PROPOSAL 2

APPROVAL OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN

Our board of directors is seeking stockholder approval of the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”).

The purpose of the ESPP is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward the Company’s success by purchasing common stock from us on favorable terms and to pay for their purchases through payroll deductions. The ESPP is a significant part of our overall equity compensation strategy (especially with respect to our non-executive employees). If our stockholders do not approve the ESPP, we may not be able to offer competitive compensation to existing employees and qualified candidates, and our ability to recruit or retain talented employees may be impaired. As is further explained under the heading “Summary of the ESPP’s Material Terms and Features—Shares Available for Issuance,” we initially reserved 200,000 shares of common stock for issuance under our ESPP and this reserve has been and will continue to be increased each of the first ten of our fiscal years after adoption of the ESPP.

Summary of the ESPP’s Material Terms and Features

The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, the full text of which is attached to this Proxy Statement as Appendix A. The ESPP has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement and can be accessed on the Securities and Exchange Commission’s website at http://www.sec.gov.

General

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”), except as explained below under the heading “Summary of the ESPP’s Material Terms and Features—International Participation.” During regularly scheduled “offerings” under the ESPP, participants will be able to request payroll deductions and then expend the accumulated deduction to purchase a number of shares of our common stock at a discount and in an amount determined in accordance with the ESPP’s terms.

Shares Available for Issuance

200,000 of our authorized but unissued or reacquired shares of common stock are initially reserved for issuance under the ESPP, plus an additional number of shares to be reserved annually on the first day of each fiscal year from January 1, 2022 through January 1, 2031, equal to the least of (i) one percent (1%) of the outstanding shares of Stock on such date, (ii) 500,000 shares, or (iii) a lesser amount determined by the compensation committee or our board. As of March 29, 2021, 200,000 shares of common stock are reserved for issuance under the ESPP.

Administration

Except as noted below, our ESPP will be administered by the compensation committee of our board of directors. The compensation committee has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP and to adjudicate any disputed claims under the ESPP.

Eligibility

Each full-time and part-time employee, including our officers and employee directors and employees of participating subsidiaries, who is employed by us on the day preceding the start of any offering period will be eligible to participate in the ESPP. Our ESPP requires that an employee customarily work more than 20 hours per week and more than 5 months per calendar year in order to be eligible to participate in the ESPP. Our ESPP will permit an eligible employee to purchase common stock through payroll deductions, which may not be more than 15% of the employee’s eligible compensation, or such lower limit as may be determined by the Compensation Committee from time to time. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under this plan or other outstanding options) representing 5% or more of the total combined voting power or value of all classes of our stock. No employee will be able to purchase more than 5,000 shares, or such other number of shares as may be determined by the compensation committee, with respect to a single offering period. In addition, no employee is permitted to accrue, under the ESPP and all similar purchase plans of the Company or its subsidiaries, a right to purchase stock of the company having a value in excess of $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year. Employees may decrease their payroll deductions during an offering period in accordance with the terms of the offering. Employees will be able to withdraw their accumulated payroll deductions prior to the end of the offering period in accordance with the terms of the offering. Participation in our ESPP will end automatically on termination of employment with us.

Offering Periods and Purchase Price

Our ESPP will be implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, the compensation committee may specify offerings with a duration of not more than 27 months and may specify shorter purchase periods within each offering. During each purchase period, payroll deductions will accumulate, without interest. On the last day of the purchase period, accumulated payroll deductions will be used to purchase common stock for employees participating in the offering.

The purchase price will be specified pursuant to the offering, but cannot, under the terms of the ESPP, be less than 85% of the fair market value per share of our common stock on either the offering date or on the purchase date, whichever is less. The fair market value of our common stock for this purpose will generally be the closing price on The Nasdaq Stock Market (or such other exchange as the common stock may be traded at the relevant time) for the date in question, or if such date is not a trading day, for the last trading day before the date in question.

Reset Feature

The compensation committee may specify that, if the fair market value of a share of our common stock on any purchase date within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the offering period will automatically terminate and the employee in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the next day following such purchase date.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the number of shares reserved under the ESPP, (b) the individual and aggregate participant share limitations described in the ESPP and (c) the price of shares that any participant has elected to purchase.

International Participation

To provide us with greater flexibility in structuring our equity compensation programs for our non-U.S. employees, the ESPP also permits us to grant employees of our non-U.S. subsidiary entities rights to purchase shares of our common stock pursuant to other offering rules or sub-plans adopted by the compensation committee in order to achieve tax, securities law or other compliance objectives. While the ESPP is intended to be a qualified “employee stock purchase plan” within the meaning of Section 423 of the Code, any such international sub-plans or offerings are not required to satisfy those U.S. tax code requirements and therefore may have terms that differ from the ESPP terms applicable in the U.S. However, the international sub-plans or offerings are subject to the ESPP terms limiting the overall shares available for issuance, the maximum payroll deduction rate, maximum purchase price discount and maximum offering period length.

Corporate Reorganization

Immediately before a corporate reorganization, the offering period and purchase period then in progress shall terminate and either common stock will be purchased with the accumulated payroll deductions or, if so determined by our board of directors, the accumulated payroll deductions will be refunded without occurrence of any common stock purchase, unless the surviving corporation (or its parent corporation) assumes the ESPP under the plan of merger or consolidation.

Amendment and Termination

Our board of directors and compensation committee will each have the right to amend, suspend or terminate the ESPP at any time. Any increase in the aggregate number of shares of stock to be issued under the ESPP is subject to stockholder approval. Any other amendment is subject to stockholder approval only to the extent required under applicable law or regulation.

Certain Federal Income Tax Consequences of Participating in the ESPP

The following brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside.

The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon whether the sale occurs before or after expiration of the holding periods described in the following sentence. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right as determined on the offering date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits

Purchase rights are subject to a participant’s discretion, including an employee’s decision not to participate in the ESPP, and awards under the ESPP are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP.

The Board of Directors Recommends a Vote “FOR” the approval of the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021. WithumSmith+Brown, PC has audited our financial statements since our inception in March 2019. Representatives of WithumSmith+Brown, PC are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth the fees billed by WithumSmith+Brown, PC for audit and other services rendered:

	Year ended December 31,
	2020	2019
Audit Fees(1)	$80,519	$18,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)

Audit fees consist of fees billed for services relating to the audit of our annual financial statement and review of our quarterly financial statements, services that are normally provided in connection with statutory and regulatory filings or engagements, comfort letters, reports on an issuer’s internal controls, and review of documents to be filed with the SEC (e.g., periodic filings, registration statements, and company responses to SEC comment letters).

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

Our board of directors’ policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our board of directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Our board of directors may also pre-approve particular services on a case-by-case basis. Vincera Pharma did not have an audit committee prior to the closing of the business combination. In connection with the closing of the business combination, the audit committee pre-approved 100% of any audit-related services, tax services or other services provided by our independent auditors.

Stockholder ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our board of directors is submitting the selection of WithumSmith+Brown, PC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain WithumSmith+Brown, PC. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of our company and our stockholders.

The Board of Directors Recommends a Vote “FOR” the Ratification of

WithumSmith+Brown, PC as our Independent Registered Public Accounting Firm.

Stockholder Proposals for the 2022 Annual Meeting

To be considered for inclusion in the Company’s proxy statement for the 2022 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 13, 2021. However, if we have not held an annual meeting in the previous year or if the date of the annual meeting has been changed by more than 30 days from the date of the preceding year’s annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. These proposals also must comply with the proxy proposal submission rules of the SEC under Rule 14a-8. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail – Return Receipt Requested.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before the 2022 annual meeting but do not intend for the proposal to be included in our proxy statement. A stockholder proposal not included in the proxy statement for the 2022 annual meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the date the proxy statement was provided to the stockholders in connection with preceding year’s annual meeting of stockholders.

However, if we have not held an annual meeting in the previous year or if the date of the annual meeting has been changed by more than 30 days before or after the anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of (x) the 90th day prior to the date of the scheduled annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Other Matters

Our board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by Internet or mail.

By order of the Board of Directors

/s/ Dr. Ahmed M. Hamdy Dr. Ahmed M. Hamdy Chief Executive Officer and Chairman

Palo Alto, California

April 12, 2021

Our Annual Report on Form 10-K for the year ended December 31, 2020 has been mailed with this Proxy Statement. We will also provide copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. The request must include a representation by the stockholder that, as of March 29, 2021, the stockholder was entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K and exhibits are also available at www.vincerx.com.

Appendix A

VINCERX PHARMA, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

(Adopted by the Board of Directors on February 11, 2021)

(Approved by the Stockholders on             , 2021)

(Effective on             , 2021)

VINCERX PHARMA, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1	Purpose Of The Plan.

The Plan was adopted by the Board of Directors on February 11, 2021 and is effective on             , 2021 (the “Effective Date”). The purpose of the Plan is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward the Company’s success by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2	Definitions.

(a)     “Board” means the Board of Directors of the Company, as constituted from time to time.

(b)    “Code” means the Internal Revenue Code of 1986, as amended.

(c)    “Committee” means the Compensation Committee of the Board or such other committee, comprised exclusively of one or more directors of the Company, as may be appointed by the Board from time to time to administer the Plan.

(d)    “Company” means Vincerx Pharma, Inc., a Delaware corporation.

(e)    “Compensation” means, unless provided otherwise by the Committee in the terms and conditions of an Offering, base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. “Compensation” shall, unless provided otherwise by the Committee in the terms and conditions of an Offering, exclude variable compensation (including commissions, bonuses, incentive compensation, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f)    “Corporate Reorganization” means:

(i)    The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii)    The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(g)    “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.

(h)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)    “Fair Market Value” means the fair market value of a share of Stock, determined as follows:

(i)    If Stock was traded on any established national securities exchange including the New York Stock Exchange or The Nasdaq Stock Market on the date in question, then the Fair Market Value shall be equal to

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the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Stock) on such date as reported in the Wall Street Journal or such other source as the Committee deems reliable; or

(ii)    If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Determination of the Fair Market Value pursuant to the foregoing provisions shall be conclusive and binding on all persons.

(j)    “Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.

(k)    “Offering Date” means the first day of an Offering.

(l)    “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(m)    “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).

(n)    “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(o)    “Plan” means this Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan, as it may be amended from time to time.

(p)    “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(q)    “Purchase Date” means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of the Offering.

(r)    “Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.

(s)    “Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).

(t)    “Stock” means the Common Stock of the Company.

(u)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r)    “Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.

SECTION 3	Administration of the Plan.

(a)    Administrative Powers and Responsibilities. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules

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and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.

(b)    International Administration. The Committee may establish sub-plans (which need not qualify under section 423 of the Code) and initiate separate Offerings through such sub-plans for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee’s discretion, may provide for allocations of the authorized shares reserved for issue under the Plan as set forth in Section 14(a)). The rules, guidelines and forms of such sub-plans (or the Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 4(a)(i), Section 5(b), Section 8(b) and Section 14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with section 423 of the Code.

SECTION 4	Enrollment and Participation.

(a)    Offering Periods. While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed 27 months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.

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(b)    Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed and communicated for this purposes from time to time by the Company to Eligible Employees.

(c)    Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5	Employee Contributions.

(a)    Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.

(b)    Amount of Payroll Deductions. An Eligible Employee shall designate during the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15% (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering).

(c)    Changing Withholding Rate. Unless otherwise provided under the terms and conditions of an Offering, a Participant may not increase the rate of payroll withholding during the Offering Period, but may discontinue or decrease the rate of payroll withholding during the Offering Period to a whole percentage of his or her Compensation in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Subsection (b) above.

(d)    Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).

SECTION 6	Withdrawal from the Plan.

(a)    Withdrawal. A Participant may elect to withdraw from the Plan by giving notice pursuant to the process prescribed and communicated by the Company from time to time. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

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(b)    Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7	Change In Employment Status.

(a)    Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.

(b)    Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)    Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.

SECTION 8	Plan Accounts and Purchase of Shares.

(a)    Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b)    Purchase Price. The Purchase Price for each share of Stock purchased during an Offering Period shall be the lesser of:

(i)    85% of the Fair Market Value of such share on the Purchase Date; or

(ii)    85% of the Fair Market Value of such share on the Offering Date.

The Committee may specify an alternate Purchase Price amount or formula in the terms and conditions of an Offering, but in no event may such amount or formula result in a Purchase Price less than that calculated pursuant to the immediately preceding formula.

(c)    Number of Shares Purchased. As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. Unless provided otherwise by the Committee prior to commencement of an Offering, the maximum number of shares of Stock which may be purchased by an individual Participant during such Offering is 5,000 shares. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.

(d)    Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for

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issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e)    Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Company may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f)    Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash at the end of the Offering Period, without interest, if his or her participation is not continued. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section  14(a) shall be refunded to the Participant in cash, without interest.

(g)     Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 9	Limitations on Stock Ownership.

(a)    Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)    Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii)    Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)    Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under this Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.

(b)    Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Stock at a rate which exceeds $25,000 of Fair Market Value of such Stock per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

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SECTION 10	Rights Not Transferable.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11	No Rights as an Employee.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12	No Rights as a Stockholder.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

SECTION 13	Securities Law Requirements.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14	Stock Offered Under the Plan.

(a)    Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is 200,000 shares plus an annual increase to be added on the first day of each of the Company’s fiscal years from January 1, 2022 through January 1, 2031, equal to the least of (i) one percent (1%) of the outstanding shares of Stock on such date, (ii) 500,000 shares, or (iii) a lesser amount determined by the Committee or Board. The aggregate number of shares available for purchase under the Plan (and the limit in clause (ii) to the annual increase thereto) shall at all times be subject to adjustment pursuant to Section 14(b).

(b)    Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Stock (or issuance of shares other than Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).

(c)    Reorganizations. Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization in which the Plan is not assumed by the surviving corporation or its parent corporation pursuant to the applicable plan of merger or consolidation, the Offering Period then in progress shall terminate

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immediately prior to the effective time of such Corporate Reorganization and either shares shall be purchased pursuant to Section 8 or, if so determined by the Board or Committee, all amounts in all Participant Accounts shall be refunded pursuant to Section 15 without any purchase of shares. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15	Amendment or Discontinuance.

The Board or Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board or Committee may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. This Plan shall continue until the earlier to occur of (a) termination of this Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under this Plan.

SECTION 16	Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

VINCERX PHARMA, INC.

By:
Name: Title:

Date:

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—Q U I CK E A SY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail VINCERX PHARMA, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 12, 2021. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/vincerx/2021 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. Please mark your votes like this 1. Election of Directors (1) Raquel E. Izumi (2) Laura I. Bushnell (3) Ruth E. Stevens FOR all Nominees FOR all Nominees except (see instructions below) WITHHOLD AUTHORITY For all Nominees 3. Ratification of WithumSmith+Brown, PC as independent registered public accounting firm for the year ending December 31, 2021. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name on the list 2. Approval of the Vincerx Pharma, Inc. 2021 Employee Stock Purchase Plan. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2021. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.***

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To view the 2021 Proxy Statement, 2020 Annual Report and to Attend the Annual Meeting, please go to: http://www.cstproxy.com/vincerx/2021 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS VINCERX PHARMA, INC. The undersigned appoints Ahmed M. Hamdy, Raquel E. Izumi and Alexander A. Seelenberger, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Vincerx Pharma, Inc. held of record by the undersigned at the close of business on March 29, 2021 at the Annual Meeting of Stockholders of Vincerx Pharma, Inc. to be held on May 13, 2021 or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)